CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
March 31, 2007

                    Financial Guaranty Insurance Company and Subsidiaries

                              Consolidated Financial Statements

                                        March 31, 2007

                                           CONTENTS

Consolidated Balance Sheets at March 31, 2007 (Unaudited)
  and December 31, 2006..........................................................   1
Consolidated Statements of Income for the Three Months Ended
  March 31, 2007 and 2006 (Unaudited)............................................   2
Consolidated Statements of Cash Flows for the Three Months Ended
  March 31, 2007 and 2006 (Unaudited)............................................   3
Notes to Financial Statements (Unaudited)........................................   4

                    Financial Guaranty Insurance Company and Subsidiaries

                                 Consolidated Balance Sheets
                       (Dollars in thousands, except per share amounts)

                                                                                   MARCH 31,          December 31,
                                                                                      2007                2006
                                                                              -----------------------------------------
                                                                                  (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value (amortized cost
  of  $3,657,228 in 2007 and $3,627,344 in 2006)                                 $3,654,316          $3,627,007
Variable interest entity fixed maturity securities, held to maturity at
  amortized cost                                                                    750,000             750,000
Short-term investments                                                              160,769             211,726
                                                                              -----------------------------------------
Total investments                                                                 4,565,085           4,588,733

Cash and cash equivalents                                                           100,290              29,963
Accrued investment income                                                            51,546              49,843
Reinsurance recoverable on losses                                                     1,183               1,485
Prepaid reinsurance premiums                                                        161,249             156,708
Policy acquisition costs deferred, net                                              103,427              93,170
Receivable from related parties                                                       1,958               2,483
Property and equipment, net of accumulated depreciation of $2,426 in 2007
  and  $2,107 in 2006                                                                 2,472               2,617
Foreign deferred tax asset                                                            3,708               3,491
Prepaid expenses and other assets                                                    21,994              17,589
                                                                              -----------------------------------------
Total assets                                                                     $5,012,912          $4,946,082
                                                                              =========================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                                            $1,366,529           $1,347,592
   Losses and loss adjustment expense reserves                                      41,355               40,299
   Ceded reinsurance balances payable                                                6,729                7,524
   Accounts payable and accrued expenses and other liabilities                      25,559               43,405
   Payable for securities purchased                                                      -               10,770
   Variable interest entity floating rate notes                                    750,000              750,000
   Accrued interest expense  - variable interest entity                              1,310                1,298
   Capital lease obligations                                                         2,988                2,941
   Current income taxes payable                                                     30,057               17,520
   Deferred income taxes                                                            79,224               76,551
   Dividends payable                                                                     -               10,000
                                                                             ------------------------------------------
Total liabilities                                                                2,303,751            2,307,900
                                                                             ------------------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares authorized, issued
    and outstanding                                                                 15,000               15,000
  Additional paid-in capital                                                     1,903,893            1,901,799
  Accumulated other comprehensive income, net of tax                                 5,022                6,500
  Retained earnings                                                                785,246              714,883
                                                                             ------------------------------------------
Total stockholder's equity                                                       2,709,161            2,638,182
                                                                             ------------------------------------------
                                                                             ------------------------------------------
Total liabilities and stockholder's equity                                      $5,012,912           $4,946,082
                                                                             ==========================================

See accompanying notes to consolidated financial statements.

                                                1

                    Financial Guaranty Insurance Company and Subsidiaries

                              Consolidated Statements of Income
                                         (Unaudited)

                                    (Dollars in thousands)

                                                                         THREE MONTHS ENDED
                                                                             MARCH 31,
                                                                      2007                2006
                                                               ---------------------------------------
Revenues:
  Gross direct and assumed premiums written                             $ 103,175       $   89,281
  Ceded premiums written                                                  (12,195)          (6,423)
                                                               ---------------------------------------
  Net premiums written                                                     90,980           82,858
  Change in net unearned premiums                                         (14,397)         (23,394)
                                                               ---------------------------------------
  Net premiums earned                                                      76,583           59,464

  Net investment income                                                    37,400           32,319
  Interest income - investments held by variable interest
    entity                                                                 11,357            4,937
  Net realized gains                                                          261                -
   Net realized and unrealized gains (losses) on credit
    derivative contracts                                                      462             (228)
  Other income                                                                412              536
                                                               ---------------------------------------
Total revenues                                                            126,475           97,028
                                                               ---------------------------------------
Expenses:
  Losses and loss adjustment expenses                                       1,182           (1,933)
  Underwriting expenses                                                    28,387           24,117
  Policy acquisition cost deferred, net                                   (13,973)         (12,513)
  Amortization of policy acquisition costs deferred                         3,783            3,192
  Interest expense - debt held by variable interest    entity              11,357            4,937
   Other operating expenses                                                   396            1,655
                                                               ---------------------------------------
Total expenses                                                             31,132           19,455
                                                               ---------------------------------------

Income before income tax expense                                           95,343           77,573

Income tax expense                                                         24,982           18,862
                                                               ---------------------------------------
Net income                                                              $  70,361        $  58,711
                                                               =======================================

See accompanying notes to consolidated financial statements.

                                                2

                    Financial Guaranty Insurance Company and Subsidiaries
                            Consolidated Statements of Cash Flows
                                         (Unaudited)
                                    (Dollars in thousands)

                                                                                      THREE MONTHS ENDED
                                                                                           MARCH 31,
                                                                                   2007                 2006
                                                                            ------------------------------------------
OPERATING ACTIVITIES
Net income                                                                      $ 70,361           $   58,711
Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of policy acquisition costs deferred                              3,783                3,192
    Policy acquisition costs deferred                                            (13,973)             (12,513)
    Depreciation of property and equipment                                           319                  266
    Amortization of fixed maturity securities                                      8,681                8,314
    Amortization of short-term investments                                            73                   28
    Net realized gains on investments                                               (261)                   -
    Stock compensation expense                                                     2,087                1,476
    Change in accrued investment income, prepaid expenses and other
      assets, foreign deferred tax asset and accrued interest expense, net        (6,194)             (11,251)
    Change in net realized and unrealized gains (losses) on credit
      derivative contracts                                                          (462)                 228
    Change in reinsurance recoverable on losses                                      302                  931
    Change in prepaid reinsurance premiums                                        (4,541)              (1,910)
    Change in unearned premiums                                                   18,969               25,434
    Change in losses and loss adjustment expense reserves                          1,056               (4,584)
    Change in receivable from related parties                                        525                9,539
    Change in ceded reinsurance balances payable and accounts payable and
      accrued expenses and other liabilities                                     (18,270)             (12,763)
    Change in current federal income taxes receivable                                  -                2,158
    Change in current income taxes payable                                        12,537               16,585
    Change in deferred income taxes                                                3,552                  110
                                                                           ------------------------------------------
Net cash provided by operating activities                                         78,544               83,951
                                                                           ------------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                                 61,386               34,741
Purchases of fixed maturity securities                                           (99,606)            (120,095)
Purchases, sales and maturities of short-term investments, net                    50,866                7,528
Change in receivable for securities sold                                              20                    -
Change in payable for securities purchased                                       (10,770)              19,366
Purchases of fixed assets                                                           (168)                 (24)
Purchase of investments held by variable interest entity                               -             (750,000)
                                                                           ------------------------------------------
Net cash provided by (used in) investing activities                                1,728             (808,484)
                                                                           ------------------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt held by variable interest entity                        -              750,000
Dividends paid to FGIC Corp                                                      (10,000)                   -
                                                                           ------------------------------------------
Net cash (used in) provided by financing activities                              (10,000)             750,000
                                                                           ------------------------------------------

Effect of exchange rate changes on cash                                               55                  175
                                                                           ------------------------------------------

Net increase in cash and cash equivalents                                         70,327               25,642
Cash and cash equivalents at beginning of period                                  29,963               45,077
                                                                           ------------------------------------------
Cash and cash equivalents at end of period                                    $  100,290           $   70,719
                                                                           ==========================================
See accompanying notes to consolidated financial statements.

                                                3

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                         (Unaudited)

                       (Dollars in thousands, except per share amounts)

1. BUSINESS AND ORGANIZATION

Financial  Guaranty  Insurance  Company (the  "Company") is a wholly owned  subsidiary of FGIC
Corporation  ("FGIC  Corp.").  The Company  provides  financial  guaranty  insurance and other forms of credit  enhancement  for public  finance  and  structured  finance  obligations.  The
Company's  financial  strength is rated "Aaa" by Moody's  Investors  Service,  Inc.,  "AAA" by
Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., and "AAA"
by Fitch Ratings,  Inc. The Company is licensed to write financial  guaranty  insurance in all
50 states,  the  District of  Columbia,  the  Commonwealth  of Puerto  Rico,  the U.S.  Virgin
Islands,  and, through a branch, the United Kingdom. In addition,  a United Kingdom subsidiary of the Company is authorized to write  financial  guaranty  business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The  consolidated  financial  statements  include  the  accounts  of the Company and all other entities  in  which  the  Company  has  a  controlling  financial  interest.  All  significant intercompany balances have been eliminated.

The accompanying  unaudited interim  consolidated  financial  statements have been prepared in accordance with  accounting  principles  generally  accepted in the United States ("GAAP") for interim  financial  information.  Accordingly,  they do not include all of the information and footnotes  required by GAAP for complete financial  statements.  In the opinion of management, all adjustments  (consisting of normal recurring  adjustments)  considered  necessary for fair presentation  have been included.  Operating  results for the  three-month  period ended March
31, 2007 are not  necessarily  indicative  of results that may be expected for the year ending
December 31, 2007. These unaudited interim  consolidated  financial  statements should be read in  conjunction  with  the  audited  consolidated  financial  statements  for the  year  ended
December 31, 2006, including the accompanying notes.

Certain 2006 amounts have been reclassified to conform to the 2007 presentation.

The preparation of financial  statements in conformity  with GAAP requires  management to make estimates and  assumptions  that affect the amounts  reported in the financial  statements and the accompanying notes. Actual results could differ from those estimates.

                                                4

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

On April 18, 2007,  the  Financial  Accounting  Standards  Board  ("FASB")  issued an Exposure
Draft of a Proposed  Statement of  Financial  Accounting  Standards  entitled  Accounting  for
Financial  Guarantee  Insurance  Contracts,  an  interpretation  of FASB Statement No. 60. The
proposed  statement  addresses   accounting  for  loss  reserving,   premium  recognition  and
additional  disclosures  regarding  financial guaranty  insurance  contracts.  Currently,  the financial  guaranty industry accounts for financial  guaranty  insurance  contracts under SFAS
No. 60,  Accounting and Reporting by Insurance  Enterprises,  which was developed prior to the emergence of the financial  guaranty  industry.  As SFAS No. 60 does not specifically  address financial  guaranty  contracts,  there has been  diversity  in the  manner in which  different financial  guarantors  account for these contracts.  The purpose of the proposed  statement is to provide  authoritative  guidance on accounting  for financial  guaranty  contracts that are not accounted  for as  derivative  contracts  under SFAS No. 133. The final  pronouncement  is expected to be issued later in 2007,  and will be effective  for financial  statements  issued for  fiscal  years  beginning  after  December  15,  2007.  Upon  the  issuance  of the  final pronouncement,  the Company,  along with other companies in the financial  guaranty  industry, may be required to change  certain  aspects of accounting  for loss  reserves,  premium income and disclosures.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006,  the FASB issued FASB  Interpretation  No. 48,  Accounting  for  Uncertainty  in
Income Taxes ("FIN 48"), an interpretation  of SFAS No. 109,  Accounting for Income Taxes. FIN
48  clarifies  the  accounting  for  uncertainty  in income  taxes  recognized  in an entity's financial  statements  in  accordance  with  SFAS  No.  109  and  prescribes  metrics  for the financial  statement  recognition  and  measurement  of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides  guidance on other matters  related to accounting for income taxes.  FIN 48 is applicable for fiscal years  beginning  after December 15, 2006.
The Company adopted the provisions of FIN 48 on January 1, 2007.  (See note 7.)

In  February  2006,  the FASB issued SFAS No. 155,  Accounting  for Certain  Hybrid  Financial
Instruments.  SFAS No. 155 amends  SFAS No. 133 and SFAS No.  140,  Accounting  for  Transfers
and Servicing of Financial  Assets and  Extinguishment  of Liabilities,  and addresses  issues raised  in SFAS  No.  133  Implementation  Issue  No.  D1,  Application  of  Statement  133 to
Beneficial  Interests in  Securitized  Financial  Assets.  The primary  objectives of SFAS No.
155 are: (i) with respect to SFAS No. 133, to address  accounting for beneficial  interests in securitized  financial  assets and (ii) with respect to SFAS No. 140,  eliminate a restriction on the passive  derivative  instruments  that a qualifying  special  purpose  entity may hold.
SFAS No. 155 is effective  for those  financial  instruments  acquired or issued after January
1, 2007.  The Company adopted SFAS No. 155 on January 1, 2007.

                                                5

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

4. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In  September  2006,  the FASB  issued SFAS No. 157,  Fair Value  Measurements.   SFAS No. 157
defines  fair  value,  establishes  a  framework  for  measuring  fair value  under  generally
accepted  accounting  principles,   and  requires  additional  disclosures  about  fair  value measurements.  SFAS  No.  157 does  not  require  any new  fair  value  measurements,  but its application  could  change  current  practices  in  determining  fair  value.  SFAS No. 157 is effective  for  financial  statements  issued for fiscal years  beginning  after  November 15,
2007.  The Company is currently  evaluating the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

In February  2007,  the FASB issued SFAS No. 159, The Fair Value Option for  Financial  Assets
and  Financial  Liabilities--Including  an amendment of FASB  Statement No. 115.  SFAS No. 159 permits  entities to choose to measure many financial  instruments  and certain other items at fair value.  SFAS No. 159 does not require  any new fair value  measurements.  SFAS No. 159 is effective  for  financial  statements  issued for fiscal years  beginning  after  November 15,
2007.  The Company is currently  evaluating the implications of SFAS No. 159 and its potential impact on the Company's financial statements.

5. PREMIUM REFUNDINGS

Unearned premiums  represent the portion of premiums received  applicable to future periods on insurance  policies  in force.  When an  obligation  insured by the Company is refunded by the issuer  prior to the end of the  expected  policy  coverage  period,  any  remaining  unearned premium is  recognized.  A refunding  occurs when an insured  obligation  is called or legally defeased by the issuer prior to stated  maturity.  Premiums earned on refundings for the three months ended March 31, 2007 and 2006 were $15,072 and $7,311, respectively.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment  expenses are regularly  reviewed and updated based on claim payments and the results of  surveillance.  The Company  conducts  ongoing  insured  portfolio surveillance  to identify  impaired  obligations  and thereby  provide a  materially  complete recognition of losses for each  accounting  period.  The reserves are  necessarily  based upon estimates and subjective  judgments  about the outcomes of future  events,  and actual results will likely  differ from these  estimates.  At March 31, 2007,  the Company had case  reserves of $28,409,  credit watchlist  reserves of $11,417 and an unallocated loss adjustment  expense reserve of $1,529.  At December 31,  2006,  the Company had case  reserves of $27,029,  credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.

                                                6

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

7. INCOME TAXES

The Company file  consolidated  U.S. federal tax return with FGIC Corp. The Company also files separate  returns in various  state and foreign  jurisdictions.  The Company is not subject to
U.S.  federal,  state and local,  and non-U.S.  income tax examinations by tax authorities for years before 2003.

The Company adopted the provisions of FASB  Interpretation  No. 48, Accounting for Uncertainty
in Income Taxes ("FIN 48"),  on January 1, 2007.  The  Company's  liability  for  unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

As of March 31, 2007,  the balance of  unrecognized  tax benefits  included in current  income taxes  payable was $19,658,  of which $6,242  related to tax  positions for which the ultimate
deductibility   is  certain  but  for  which  there  is   uncertainty  as  to  the  timing  of
deductibility.  A disallowance  as to the timing of  recognition of these tax positions  would not result in a change to the annual  effective tax rate but would  accelerate  the payment of cash to the taxing  authority.  Interest and penalties on any  disallowance  would also affect the annual effective tax rate.

The  Company  recognizes  interest  accrued  related  to  unrecognized  tax  benefits  in  tax expense.  During the three  months  ended  March 31,  2007 and 2006,  the  Company  recognized approximately  $536 and $0,  respectively,  in tax expense  related to interest and penalties.
The Company had  approximately  $536 and $0 accrued for the payment of interest and  penalties at March 31, 2007 and  December 31,  2006,  respectively,  which is included as a component of the balance of unrecognized tax benefits.

In the second quarter of 2006,  the Internal  Revenue  Service (IRS)  commenced an examination
of  the  Company's   consolidated   U.S.  income  tax  returns  for  2003  through  2004.  The examination  is  expected  to be  completed  by the end of 2007.  As of March  31,  2007,  the balance of unrecognized tax benefits  relating to the years under  examination is $5,354.  The
Company anticipates recognizing this tax benefit upon completion of the IRS examination.

The  Company's  U.S.  federal  effective  corporate  tax rate of 26.2% and 24.3% for the three months ended March 31, 2007 and 2006,  respectively was less than the statutory  corporate tax of 35%, primarily due to the tax-exempt interest received on investments.

                                                7

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

8. REINSURANCE

Net  premiums  earned  are shown net of ceded  premiums  earned of $7,847  and  $4,868 for the three months ended March 31, 2007 and 2006, respectively.

9. DERIVATIVE INSTRUMENTS

The Company  provides credit default swaps ("CDSs") to certain buyers of credit  protection by entering  into  contracts  that  reference  collateralized  debt  obligations  from  cash  and synthetic  structures  backed by pools of corporate,  consumer or structured  finance debt. It also offers credit  protection on public  finance and  structured  finance  obligations in CDS form.  The  Company  considers  CDS  agreements  to be a  normal  extension  of its  financial
guaranty  insurance  business,   although  they  are  considered  derivatives  for  accounting purposes.  These  agreements  are recorded at fair value.  The Company  believes that the most meaningful  presentation of the financial  statement impact of these derivatives is to reflect premiums as installments are received,  and to record losses and loss adjustment  expenses and
changes  in  fair  value  as  incurred.   The  Company   believes  that  the  most  meaningful
presentation of the financial  statement  impact of these  derivatives is to reflect  revenues as a component of premiums,  and to record claims  payments,  expected claims as loss and loss adjustment  expenses,  and  changes  in fair  value  as "Net  realized  and  unrealized  gains
(losses)  on credit  derivative  contracts"  on the  Consolidated  Statements  of Income.  The
Company  recorded  net earned  premium  under  these  agreements  of $5,707 and $4,235 for the three months ended March 31, 2007 and 2006, respectively.

The gains and losses  recognized  by recording  CDS  agreements  at fair value are  determined each quarter based on quoted  market  prices,  if  available.  If quoted market prices are not available, the determination of fair value is based on an internally developed model.

                                                8

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

9. DERIVATIVE INSTRUMENTS (CONTINUED)

As of March 31, 2007 and 2006,  all fair value  prices  were  determined  using an  internally developed  model.  The following table  summarizes the realized and unrealized  gains (losses)
on credit derivative agreements.

                                                                MARCH 31,
                                                    ------------------------------------
                                                          2007               2006
                                                    ----------------- ------------------
   Change in unrealized gains (losses)                $    462          $    (774)
   Realized gains                                            -                546
                                                    ----------------- ------------------
   Net realized and unrealized gains (losses)
   on credit derivative contracts                     $    462          $    (228)
                                                    ================= ==================

The  mark-to-market  gain and (loss) on the CDS portfolio  were $450 and ($1,491) at March 31,
2007 and $314 and  ($1,817) at  December  31,  2006 and were  recorded in other  assets and in other liabilities, respectively.

10. COMPREHENSIVE INCOME

Accumulated  other  comprehensive  income  (loss) of the Company  consists  of net  unrealized gains and losses on investment  securities,  foreign  currency  translation  adjustments,  and amortization  of the  realized  gain on the  interest  rate  lock.  The  components  of  total comprehensive income for the three months ended March 31, 2007 and 2006 were as follows:

                                                      THREE MONTHS ENDED
                                                          MARCH 31,
                                                    2007                2006
                                            --------------------- -----------------
Net Income                                     $ 70,361             $ 58,711
Other comprehensive loss                         (1,478)             (20,153)
                                            --------------------- -----------------
Total comprehensive income                     $ 68,883             $ 38,558
                                            ===================== =================

                                                9

                    Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Consolidated Financial Statements
                                   (Unaudited) (continued)

                       (Dollars in thousands, except per share amounts)

10. COMPREHENSIVE INCOME (CONTINUED)

The  components  of other  comprehensive  loss for the three  months  ended March 31, 2007 and
2006 were as follows:

                                                                         THREE MONTHS ENDED MARCH 31, 2007
                                                             ------------------ ------------------ --------------------
                                                                  BEFORE                                 NET OF
                                                                    TAX                                    TAX
                                                                  AMOUNT               TAX               AMOUNT
                                                             ------------------ ------------------ --------------------

Unrealized holding losses arising during the period          $    (2,761)         $      966         $  (1,795)
Less reclassification adjustment for gains realized
  in net income                                                      261                 (91)              170
                                                             ------------------ ------------------ --------------------
Unrealized losses on investments                                  (2,500)                875            (1,625)
Foreign currency translation adjustment                              226                 (79)              147
                                                             ------------------ ------------------ --------------------
Total other comprehensive loss                               $    (2,274)         $      796         $  (1,478)
                                                             ================== ================== ====================

                                                                         Three Months Ended March 31, 2006
                                                             ------------------ ------------------ --------------------
                                                                  Before                                 Net of
                                                                    Tax                                    Tax
                                                                  Amount               Tax               Amount
                                                             ------------------ ------------------ --------------------
Unrealized holding losses arising during the period          $     (31,497)     $    11,022         $ (20,475)
Foreign currency translation adjustment                                494             (172)              322
                                                             ------------------ ------------------ --------------------
Total other comprehensive loss                               $     (31,003)     $    10,850         $ (20,153)
                                                             ================== ================== ====================

                                                10